Exhibit 99.2

ARQ LIMITED
Unaudited Condensed Consolidated Interim Financial Statements
For the nine months ended 30 September 2022 and 2021

ARQ LIMITED
Unaudited Consolidated Income Statement and Other Comprehensive Income

		9 months ended 30 September
	Notes	2022	2021
		$'000	$'000

Plant operating expenses	5	51,301	4,244
Research and development expenses		1,401	2,830
Administration expenses	6	11,317	13,048
Operating loss		(64,019)	(20,122)
Finance expense		(14,295)	(490)
Gain on changes to liabilities and debt	7	10,568	—
Other income		269	11
Other expenses		(20)	(26)
Loss before tax		(67,497)	(20,627)
Income tax income	8	352	701
Net loss and total comprehensive loss attributable to the shareholders of the company		(67,145)	(19,926)

ARQ LIMITED
Unaudited Consolidated Balance Sheet

	Notes	30 September 2022	31 December 2021
		$'000	$'000
Assets
Non-current assets
Property, plant and equipment	9	42,929	93,392
Receivables and prepayments		1,867	2,391
Total non-current assets		44,796	95,783

Current assets
Inventory		340	340
Receivables and prepayments		1,463	1,637
Cash and cash equivalents		5,860	7,013
Total current assets		7,663	8,990
Total assets		52,459	104,773

Equity and liabilities
Equity
Called up share capital	10	16,116	15,716
Share premium	10	278,250	278,069
Other capital reserve	10	99,204	97,366
Retained deficit		(467,441)	(400,296)
Equity attributable to equity shareholders of the company		(73,871)	(9,145)

Current liabilities
Trade and other payables		5,831	7,529
Derivative liabilities	11	2,882	—
Current portion of long-term borrowing	11	94,780	84,303
Total current liabilities		103,493	91,832

Non-current liabilities
Long-term borrowing, net of current portion	11	19,539	17,910
Provisions	12	3,298	4,176
Total non-current liabilities		22,837	22,086
Total liabilities		126,330	113,918
Total equity and liabilities		52,459	104,773

ARQ LIMITED
Unaudited Consolidated Statement of Changes in Equity

	Notes	Called up share capital	Share premium	Other capital reserve	Retained Deficit	Total
		$'000	$'000	$'000	$'000	$'000
At 1 January 2021		15,710	277,896	92,445	(284,572)	101,479
Total comprehensive loss for the period		—	—	—	(19,926)	(19,926)
Issuance of shares for services	10	4	110	—	—	114
Share-based compensation	10	—	—	5,232	—	5,232
At 30 September 2021		15,714	278,006	97,677	(304,498)	86,899

At 1 January 2022		15,716	278,069	97,366	(400,296)	(9,145)
Total comprehensive loss for the period		—	—	—	(67,145)	(67,145)
Issuance of shares for services	10	239	136	—	—	375
Issuance of shares for extinguish debt	10	161	45	—	—	206
Share-based compensation	10	—	—	1,838	—	1,838
At 30 September 2022		16,116	278,250	99,204	(467,441)	(73,871)

ARQ LIMITED
Unaudited Consolidated Statement of Cashflows

		9 months 30 September
	Notes	2022	2021
		$'000	$'000
Operating Activities
Loss before tax		(67,497)	(20,627)
Adjustment to reconcile loss before tax to net cash flows
Share-based payment expense		2,213	5,346
Depreciation of property, plant and equipment	9	3,678	366
Impairment loss	9	45,224	—
Gain on extinguishment of liability	7	(4,793)	—
Gain on modification of debt	7	(5,775)	—
Finance cost		14,295	516
Finance and other income		(269)	(11)
Working capital adjustments
Increase in trade and other payables		3,500	1,566
Decrease/(increase) in other receivables and prepayments		1,051	(948)
Income tax received		—	689
Net cash outflows from operating activities		(8,373)	(13,103)

Investing activities
Purchase of property, plant and equipment		(1,823)	(5,943)
Interest received and other income		43	11
Proceeds from disposal of property, plant and equipment		245	—
Net cash outflows from investing activities		(1,535)	(5,932)

Financing activities
Proceeds from convertible loan note		6,891	—
Proceeds from bank loan		3,147	4,450
Transaction costs		—	(451)
Repayment of borrowings		(918)	(767)
Interest paid		(365)	(92)
Net cash inflows from financing activities		8,755	3,140

Cash and cash equivalents at 1 January		7,013	27,455
Net decrease in cash and cash equivalents		(1,153)	(15,895)
Cash and cash equivalents at 30 September		5,860	11,560

ARQ LIMITED
Notes to the Unaudited Condensed Consolidated Interim Financial Statements
1 Description of the Organization.
Arq Limited (“Company”), is a limited company domiciled in Jersey and incorporated on December 30, 2010 under the Companies (Jersey) Law 1991. The Company and its subsidiaries at 30 September 2022 comprise the Arq Group (“Group”). The registered office is located at Level 1 IFC 1 Esplanade St Helier Jersey JE2 3BX.
2 Basis of preparation
These unaudited condensed consolidated interim financial statements for the nine month period ended 30 September 2022 have been prepared in accordance with International Accounting Standard IAS 34 Interim Financial Reporting as issued by the International Accounting Standards Board (IASB).
These unaudited condensed consolidated interim financial statements do not include all the notes of the type normally included in annual financial statements. Accordingly, this report is to be read in conjunction with the consolidated financial statements for the year ended 31 December 2021.
As noted in note 3, these interim financial statements are prepared on a basis other than going concern. Management has assessed that the accounting policies to be adopted are the same as those of the previous financial year and corresponding interim reporting period with the exception of the recoverable amount of property, plant & equipment, which has been recognized as the fair value on a realized basis. A number of amended standards became applicable for the current reporting period. The group did not have to change its accounting policies or make retrospective adjustments as a result of adopting these amended standards.
3 Going concern
The Group has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern within one year after the date the consolidated financial statements are issued.
On February 1, 2023, the Company signed an agreement with Advanced Emissions Solutions, Inc. (“ADES”), a US listed activated carbon producer, whereby ADES will acquire 100% of the outstanding share capital of all of the Company’s direct subsidiaries in exchange for shares of ADES’s common stock and Series A Convertible Preferred Stock (“merger transaction”) effectively immediately.
Immediately prior to the merger transaction, the Company’s convertible loan note was converted into 238,218,926 ordinary shares of the Company, and the Company contributed certain assets, liabilities and contracts to its direct subsidiaries Arq UK Management Limited and Arq LLC. All related security and any guarantee provided by the Group were released.
Immediately after the merger transaction, the Company held 3,814,864 shares of ADES common stock, par value $0.001 per share, 5,294,462 shares of ADES Series A Convertible Preferred Stock, par value $0.001 per share, and $500,000 of cash. The Company had no trade or other liabilities immediately after the merger transaction.
On February 17 2023, the company bought back 87.9% of its outstanding ordinary shares in exchange for 3,370,865 ADES common stock and 4,364,131 Series A Convertible Preferred Stock
The Company’s plan is to distribute the remaining ADES common stock and Series A Convertible Preferred Stock upon the liquidation of the Company. Taking into the account the transactions to liquidate the Company up to the 31 March 2024, the Directors believe that these financial statements should be prepared on a basis other than going concern. Management has assessed that it is appropriate to continue to apply the recognition and measurement criteria of IFRS, with the exception of the recoverable amount of property, plant & equipment. The recoverable amount of the property, plant and equipment has been determined to be the realized value through the transaction resulting in an impairment.

ARQ LIMITED
Notes to the Unaudited Condensed Consolidated Interim Financial Statements
4 Adjusted EBITDA
In preparation of Adjusted EBITDA, the Directors exclude share-based compensation, depreciation of property, plant and equipment, and impairment in order to assist with comparability between peers and to give what they consider to be a better indication of the underlying business.

	9 months ended 30 September
	2022	2021
	$’000	$’000
Operating loss	(64,019)	(20,122)
Depreciation	3,678	366
Share-based compensation	2,213	5,346
Impairment loss	45,224	—
Adjusted EBITDA	(12,904)	(14,410)
In the nine-month ended 30 September 2022, share-based compensation includes $375,000 relating to shares issued to external suppliers (2020: $114,000).
In the nine months ended 30 September 2022, the Group recognised an impairment loss of $45.2 million representing the write-down of certain property, plant and equipment at the Corbin facility to its recoverable amount as at 30 September 2022. The impairment loss was principally due to a change in the macroeconomic environment since 31 December 2021. The recoverable amount of $42.9 million as was based on the fair value less costs of disposal calculation, which was estimated based on the value through disposal.
5 Plant operating expenses
A breakdown of plant operating expenses for the Group during the nine months is as follows:

	9 months ended 30 September
	2022	2021
	$’000	$’000
Wages and salaries and other employee benefits	544	380
Contractors	543	1,334
Utility expenses	814	1,520
Impairment loss	45,224	—
Depreciation	3,461	163
Other operating expenses	715	847
	51,301	4,244
6 Administration expenses
A breakdown of administration expenses for the Group during the nine months is as follows:

	9 months ended 30 September
	2022	2021
	$’000	$’000
Wages and salaries and other employee benefits	4,678	4,116
Share-based compensation	2,213	5,232
Business development and marketing fee	1,142	1,757
Professional fees	2,094	800
Other administrative expenses	1,190	1,143
	11,317	13,048

ARQ LIMITED
Notes to the Unaudited Condensed Consolidated Interim Financial Statements
7 Gain on changes to liabilities and debt

	9 months ended 30 September
	2022	2021
	$’000	$’000
Gain on extinguishment of liability	4,793	—
Gain on modification of debt	5,775	—
	10,568	—
In August 2022, the Group agreed to fully settle an outstanding debt relating to accrued marketing fees totaling $5.0 million owed to Vitol, a supplier and shareholder of the Company, into 1,612,903 ordinary shares which had a fair value of $0.2 million. The fair value was estimated using the Group’s 2025 EBITDA forecast, applying an EBITDA multiple of 1.6x and 8.6x. As a result, the Group made a gain on extinguishment of liability of $4.8 million.
In August 2022, the Group agreed with York that upon completion of the transaction, the York preferred units plus any accrued interest will be converted into 32,020,535 ordinary shares. The modification of the terms resulted in a change less than 10% in the fair value of the debt based on the conversion occurring in March 2023. As a result, the carrying value of the outstanding debt was adjusted with a gain on modification of $5.8 million in the nine months ended 30 September 2022.
8 Taxation
The income tax income represents the estimated research and development tax credits earned in the UK for the respective nine month periods reported.

ARQ LIMITED
Notes to the Unaudited Condensed Consolidated Interim Financial Statements
9 Property, plant and equipment

	Mineral assets	Plant & equipment	Land and Buildings	Plant & Equipment - Right of use	Land & Building - Right of use	Work in progress	Total
	$’000	$’000	$’000	$’000	$’000	$’000	$’000

Cost
At 1 January 2022	2,968	72,216	70,184	7,627	6,849	24,362	184,206
Additions	—	—	—	—	—	1,625	1,625
Disposal	—	—	—	(2,515)	—	—	(2,515)
Change in rehabilitation provision	(942)	—	—	—	—	—	(942)
Amendment to right of use	—	—	—	(3)	—	—	(3)
At 30 September 2022	2,026	72,216	70,184	5,109	6,849	25,987	182,371

Accumulated depreciation
At 1 January 2022	—	37,549	36,052	494	1,008	15,711	90,814
Disposal	—	—	—	(275)	—	—	(275)
Impairment (see note 4)	—	22,999	22,225	—	—	—	45,224
Depreciation charge	—	1,598	1,142	572	367	—	3,679
At 30 September 2022	—	62,146	59,419	791	1,375	15,711	139,442

Net book value
At 30 September 2022	2,026	10,070	10,765	4,318	5,474	10,276	42,929

At 1 January 2022	2,968	34,667	34,132	7,133	5,841	8,651	93,392

ARQ LIMITED
Notes to the Unaudited Condensed Consolidated Interim Financial Statements
10 Called up share capital and share premium
The movement in capital during the nine months is as follows:

Movement in capital	Ordinary shares	Series B preferred shares	Called up share capital	Share Premium	Capital Reserve
	Thousand	Thousand	$'000	$'000	$'000
At 1 January 2021	78,374	78,731	15,710	277,896	92,445
Issuance of shares for services	—	—	4	110	—
Share-based compensation	—	—	—	—	5,232
At 30 September 2021	78,374	78,731	15,714	278,006	97,677

At 1 January 2022	78,432	78,731	15,716	278,069	97,366
Issuance of shares for services	2,400	—	239	136	—
Issuance of shares to extinguish debt (see note 7)	1,613	—	161	45	—
Share-based compensation	—	—	—	—	1,838
At 30 September 2022	82,445	78,731	16,116	278,250	99,204
In August 2022, the Group issued 2,250,000 ordinary shares to Community SPV GP LP for providing transactional advice. A further 149,588 ordinary shares were issued to consultants to provide technical engineering and research and development services in the nine months ending 30 September 2022.
11 Long-term borrowing

	30 September 2022	31 December 2021
	$’000	$’000
Due within 1 year
York preferred units	90,054	82,881
Convertible loan note	4,411	—
Lease liability	315	1,422
	94,780	84,303
Due after 1 year
Bank loan	8,895	5,721
Lease liability	10,644	12,189
Long-term borrowing	19,539	17,910
York preferred units
York entered into an agreement with the Group to become a preferred unit holder of Arq Project in 2015. The preferred units do not have voting rights and rank ahead of the common and ordinary shares of Arq Project.
The preferred units accrue interest of 15% per annum on the aggregate amount outstanding and have a maturity date of September 2022. The outstanding amount of principal and interest can be converted at any time into Series B preferred shares of the Company at a conversion price of $3.10 per share.
In August 2022, the Group agreed with York that upon completion of the merger agreement between ADES and the Group, the York preferred units plus any accrued interest will be converted into 32,020,535 ordinary shares. The modification of the terms resulted in the adjustment of the carrying value of the outstanding debt with a gain on modification of $5.8 million in the nine months ended 30 September 2022 ( see note 7).
Lease liability
The Group has lease contracts for various items of mobile equipment, offices, rail cars and land used in its operations. Leases of mobile equipment, rail cars and offices generally have lease terms between 3 and 7 years. The Group also has a 10 year lease contract for land at its Corbin plant which includes an option to extend the lease. This allows the Group to use the land to

ARQ LIMITED
Notes to the Unaudited Condensed Consolidated Interim Financial Statements
extract the coal waste and build its plant facilities at Corbin to meet its overall business objectives. In February 2022, part of the rail car lease was disposed resulting in a reduction in the lease liability of $2.1 million and associated right of use asset of $2.0 million.
Bank loan
In January 2021, the Group entered into a loan facility agreement with Community Bank Trust Inc., partly guaranteed by the US Department of Agriculture, whereby the Group can borrow up to $10.0 million up to January 2023 to invest in its demonstration plant and mini drying and blending facility at Corbin, Kentucky. The loan facility is secured on the property, plant and equipment at Corbin. The loan facility interest rate is the higher of 6% and US Prime Rate + 2.75%. Loan repayments will start at the beginning of the third year, with the loan facility being fully repaid by January 2036. At 30 September 2022, the Group has drawn down $9.4 million of the loan facility.
Convertible loan note
In August 2022, the Group received $6.9 million in exchange for secured convertible loan notes from certain initial subscribers, with the option to increase to up to $8.0 million when the convertible loan notes are offered to all of the Company’s shareholders on a pro-rata basis in October 2022. Upon completion of the merger agreement between ADES and the Group, the convertible loan note will convert into a fixed number of ordinary shares of the Company irrespective of how much the Group raises. If the convertible loan note holder subscribes for their pro-rata share of a $20 million private investment into the new merged group of ADES and the Group, the convertible loan note conversion price will be c. 2.9 – 3.4 US cents per ordinary share (depending on the total funds raised under the convertible loan notes). If the convertible loan note holder does not subscribe to this further investment, the Convertible Loan Note conversion price will be c. 20.8 US cents per ordinary share. The convertible loan note is secured by a debenture granting security to the convertible loan notes via fixed and floating charges over the assets of the Company and Arq IP Limited.
If the merger agreement between ADES and the Group does not complete, the convertible loan note will be redeemed plus a redemption premium of 15% at the earliest of the first anniversary of the loan note, the termination of the merger agreement, a breach of the merger agreement or ADES shareholders not approving the merger.
The conversion feature included in the convertible loan note that results in a variable conversion price is treated as a derivative financial instrument and initially recognised at fair value. As at 30 September 2022, the Group has recognized derivative liabilities of $2.9 million. The corresponding debt portion, including accrued interest, of $4.4 million is included in current portion of long-term borrowing.
The table below summarises changes in borrowing

	York preferred units	Lease liability	Bank loan	Convertible loan note	Total
	$’000	$’000	$’000	$’000	$’000

At 1 January 2021	68,205	6,219	—	—	74,424
Cashflows	—	(767)	4,450	—	3,683
Additions	—	7,516	—	—	7,516
Accrued finance costs	10,735	343	—	—	11,078
Other non-cash movements	—	432	—	—	432
Transaction costs	—	—	(516)	—	(516)
At 30 September 2021	78,940	13,743	3,934	—	96,617

At 1 January 2022	82,881	13,611	5,721	—	102,213
Cashflows	—	(918)	3,147	6,891	9,120
Reclassification of derivative liabilities	—	—	—	(2,882)	(2,882)
Disposal	—	(2,220)	—	—	(2,220)
Accrued finance costs	12,948	489	—	402	13,839
Other non-cash movements	(5,775)	(3)	27	—	(5,751)
At 30 September 2022	90,054	10,959	8,895	4,411	114,319

ARQ LIMITED
Notes to the Unaudited Condensed Consolidated Interim Financial Statements
12 Provisions

30 September 2022
$’000
Asset rehabilitation costs
At 1 January	4,176
Interest	102
Change in rehabilitation provision	(980)
At 30 September	3,298
The Group has an obligation to undertake rehabilitation when environmental disturbance is caused by the development or ongoing production of a mining property. The discount rate used in the calculation of the provision as at 30 September 2022 equaled 4.2% (31 December 2021: 1.3%)
13 Financial instruments
The Group’s financial instruments comprise cash balances, receivables and payables that arise directly from its operations and borrowings. The table below sets out the carrying value of all financial instruments by category. The fair value of all financial assets and financial liabilities is not materially different to the book value.

	30 September 2022	31 December 2021
	$’000	$’000
Financial assets
Receivables	3,191	3,370
Cash and cash equivalents	5,860	7,013
	9,051	10,383

Financial liabilities
Trade and other payables	5,831	7,529
Derivative liabilities	2,882	—
Loans and borrowings	114,319	102,213
	123,032	109,742
14 Post Balance Sheet Events
Subsequent to 30 September 2022, the Group raised a further $1.1 million from the issuance of convertible loan notes and converted $0.2 million of deferred salaries into convertible loan notes.
On February 1, 2023, the Company signed an agreement with ADES, a US listed producer of activated carbon, whereby ADES will acquire 100% of the outstanding share capital of the Company’s direct subsidiaries in exchange for 3,814,864 shares of ADES common stock, par value $0.001 per share, and 5,294,462 shares of ADES Series A Convertible Preferred Stock, par value $0.001 per share, effectively immediately. 833,914 shares of the ADES Series A Preferred Stock will initially be deposited into an escrow account and will be released upon the Company delivering a FIRPTA withholding certificate to ADES and the escrow agent, and the payment by ADES of any amount owed to the US Internal Revenue Services (“IRS”) under the FIRPTA withholding certificate. The amount paid to the IRS, if any, will reduce the shares held in the escrow account based on a valuation of $4.00 per share, and the remaining shares will be distributed to the Company.
Immediately prior to the transaction with ADES, the Company executed the following transactions
•York preferred units plus any accrued interest were converted into 32,020,535 ordinary shares. Upon completion of the conversion, all related security and any guarantee provided by the Group was released.
•All share options that were out of the money or if the performance criteria had not been met were cancelled
•1,725,922 share options there were in the money and the performance criteria had been met were exercised

ARQ LIMITED
Notes to the Unaudited Condensed Consolidated Interim Financial Statements
•The Company’s convertible loan note was converted into 238,218,926 ordinary shares of the Company. Upon completion of the conversion, all related security and any guarantee provided by the Group was released.
•The Company contributed certain assets, liabilities and contracts to its direct subsidiaries Arq UK Management Limited and Arq LLC.
On February 17, 2023, the company bought back 87.9% of its outstanding ordinary shares in exchange for 3,370,865 ADES common stock and 4,364,131 Series A Convertible Preferred Stock.